UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2012

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of shareholders of Hillenbrand, Inc. (the “Company”) held on February 22, 2012, Ray J. Hillenbrand, Chairman of the Company’s Board of Directors, and James A. Henderson, Vice Chairman of the Company’s Board of Directors, each announced his decision to retire from the Board and not stand for re-election as a director at the Company’s 2013 Annual Meeting of shareholders.  Neither Mr. Hillenbrand nor Mr. Henderson has expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.   The Board has elected current director F. Joseph Loughrey to assume the role of Chairman of the Board, effective as of the close of the 2013 Annual Meeting.

This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.  The contents of such Exhibit are incorporated herein by reference.

Item 5.07             Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of shareholders on February 22, 2012.  Matters voted upon at the meeting were as follows:

(1)           the election of four members to the Board of Directors;

(2)                                  the approval, by a non-binding advisory vote, of the compensation paid by the Company to its named executive officers;

(3)                                  the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2012.

The final results of the votes taken at the meeting were as follows:

Proposal 1:  Election of Four Members to the Board of Directors:

Election of Directors in Class I for terms expiring in 2015:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

Edward B. Cloues, II	47,372,455	1,299,397	5,981,794
Helen W. Cornell	47,851,911	819,941	5,981,794
Eduardo R. Menascé	47,964,247	707,605	5,981,794
Stuart A. Taylor, II	47,966,225	705,627	5,981,794

Proposal 2:  Approval, by a Non-Binding Advisory Vote, of the Compensation Paid by the Company to its Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

46,221,035	1,417,681	1,033,136	5,981,794

Proposal 3:  Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2012:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

52,792,219	1,116,307	745,120	0

Item 9.01                         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 22, 2012 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: February 22, 2012

	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: February 22, 2012

	BY:	/S/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 22, 2012 issued by the Company.